EATON VANCE NEW YORK MUNICIPAL OPPORTUNITIES FUND

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated August 1, 2025
as may be supplemented and/or revised from time to time

The Board of Trustees of each of Eaton Vance New York Municipal Opportunities Fund (the “Acquired Fund”) and Eaton Vance New York Municipal Income Fund (the “Acquiring Fund”) (each, a “Fund” and together, the “Funds”) has approved a proposal by Boston Management and Research (“BMR”), the investment adviser to each Fund, to reorganize the Acquired Fund with and into the Acquiring Fund (the “Merger”). BMR and the Acquired Fund’s Board of Trustees believe that the Merger is in the best interests of the Acquired Fund. The Merger is expected to close on or about March 20, 2026 (the “Merger Date”).

On the Merger Date, any investment in a share class of the Acquired Fund will, in effect, be exchanged for an investment in the same share class with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the Merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Although completion of the Merger is subject to a number of conditions, shareholder approval of the Merger is not required. The Merger is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Based on the Funds’ holdings as of December 11, 2025, the Acquired Fund’s portfolio management team does not believe that the portfolio will need to be repositioned prior to completion of the Merger. However, this could change based on market conditions in the period leading up to the Merger. If the portfolio would need to be repositioned prior to completion of the Merger, the Acquired Fund would incur brokerage and other transaction costs in connection with any repositioning, and repositioning may result in the recognition of net capital gains and the distribution of net capital gains to Acquired Fund shareholders. These distributions generally would be taxable to shareholders for U.S. federal income tax purposes and may be subject to state, local and non-U.S. taxes.

While the Acquiring Fund and Acquired Fund have different investment objectives, the Funds have similar investment strategies and policies, investment processes, fundamental investment restrictions, and principal risks. The Acquired Fund has an investment objective to seek to maximize after-tax total return. The Acquiring Fund’s investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. Both the Acquired Fund and the Acquiring Fund will invest, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and New York state and New York City personal income taxes. Both Funds are managed by BMR. While there is overlap between the members of the Funds’ portfolio management teams, the teams are not identical. Following the Merger, the Acquiring Fund’s portfolio management team will continue to manage the Acquiring Fund.

The contractual management fees of the Acquiring Fund are lower than the contractual management fees of the Acquired Fund, and the gross expenses of the Acquiring Fund following completion of the Merger (the “Combined Fund”) are expected to be lower than those of the Acquired Fund following the expiration of the Acquired Fund’s current expense waiver/reimbursement agreement on August 1, 2026. In addition, the net expense ratio (excluding interest expense) for each class of shares of the Combined Fund following completion of the Merger is expected to be the same or lower than the current total annual operating expenses of the Acquired Fund from the completion of the Merger through August 1, 2026, taking into account the current expense waiver/reimbursement agreement for the Acquired Fund and a proposed expense waiver/reimbursement agreement for the Combined Fund.

You can find information about the Acquiring Fund and its investment policies and risks, including a Prospectus, Summary Prospectus and Statement of Additional Information, online at http://www.eatonvance.com/funddocuments. You can also request this information at no cost by contacting the Acquiring Fund’s principal underwriter at Eaton Vance Distributors, Inc., One Post Office Square, Boston, MA 02109 or by phone at 1-800-262-1122.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. A Prospectus relating to the Merger will be available on the Securities and Exchange Commission’s website (http://www.sec.gov) after a registration statement relating to the Merger is filed and becomes effective. Please read the Prospectus relating to the Merger carefully before making any investment decisions.

December 11, 2025	48655-00 12.11.25